TD-1 P1, P2, P3, P4

05/11

SUPPLEMENT DATED MAY 1, 2011

TO THE PROSPECTUS

DATED MAY 1, 2011

OF

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

(a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”)).

The “Management” section on page TD-D6 of the prospectus is amended by replacing the section of the paragraph which starts “For periods starting on May 1, 2010..” and the fee schedule directly below with the following:.

For periods starting on May 1, 2011, the Fund will pay Asset Management a fee for managing the Fund’s assets equal to an annual rate of:

•         1.10% of the value of net assets up to and including $1 billion;

•         1.05% of the value of net assets over $1 billion up to and including $5 billion;

•         1.00% of the value of net assets over $5 billion up to and including $10 billion;

•         0.95% of the value of net assets  over $10 billion up to and including $15 billion;

•         0.90% of the value of net assets over $15 billion up to and including $20 billion; and

•         0.85% of the value of net assets over $20 billion.

Please retain this supplement for future reference.